Summary Prospectus
October 1, 2025
VALIC Company I
Moderate Allocation Lifestyle Fund (formerly, Moderate Growth Lifestyle Fund)
(Ticker: VLSMX)
The Fund’s Statutory Prospectus and Statement of Additional Information, each dated October 1, 2025, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors.
Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities#underlyingfunds. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks growth and current income.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. As an investor in the Fund, you pay the expenses of the Fund and indirectly pay a proportionate share of the expenses of the Underlying Funds. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses[1]	0.44%
Total Annual Fund Operating Expenses[1]	0.57%
Fee Waivers and/or Expense Reimbursements[2]	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements1,[2]	0.54%
1
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more Underlying Funds.
2
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.07% of the Fund’s average daily net assets. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$55	$180	$315	$711
Portfolio Turnover
The Fund, which operates as a fund-of-funds, does not pay transaction costs when it buys and sells shares of the Underlying Funds (or “turns over” its portfolio). An Underlying Fund pays transaction costs, such as commissions, when it turns over its portfolio and a higher portfolio turnover rate may indicate higher transaction
VALIC Company I

Moderate Allocation Lifestyle Fund (formerly, Moderate Growth
Lifestyle Fund)
costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the performance of both the Underlying Fund and the Fund.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies of the Fund

As a fund-of-funds, the Fund’s principal investment strategy is to allocate assets among a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests its assets in Underlying Funds that invest in securities that seek growth of capital, such as stocks, and securities that generate current income, such as bonds and U.S. government-issued securities. The Fund generally has a lower level of risk than the Aggressive Allocation Lifestyle Fund but a greater level of risk than the Conservative Allocation Lifestyle Fund.
The Fund’s indirect holdings are primarily in domestic and foreign fixed-income securities and equity securities of domestic large-cap companies. The Fund’s indirect holdings may also include foreign and domestic equity securities of medium- and small-cap companies, and lower rated fixed-income securities (often referred to as “junk bonds”), and money market securities.
Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:
•	Domestic Equity Funds	25% - 55%
•	Fixed-Income Funds	30% - 70%
•	International Equity Funds	0% - 25%
This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The subadviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The subadviser may change the asset allocation ranges from time to time. In selecting Underlying Funds, the subadviser may choose from other series of VALIC Company I and from unaffiliated money market funds that VALIC has designated available for investment for the Fund. The Underlying Funds includes funds subadvised by the subadviser. Consistent with the Fund’s objective and strategies, the subadviser is permitted to invest in
Underlying Funds it subadvises. When choosing among potential Underlying Funds, the subadviser faces a conflict of interest because it will receive additional fees when it selects Underlying Funds for which it also acts as subadviser. Please refer to the Fund’s SAI for more information on the sub-adviser’s conflicts of interest.
Although the Fund will generally maintain its assets within the allocations above, the Fund may hold cash or cash equivalents for various purposes, including for temporary defensive purposes.
The Underlying Funds in which the Fund invests may engage in active and frequent trading of portfolio securities in an effort to achieve their investment objectives.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The risks of investing in the Fund include indirect risks associated with the Fund’s investments in Underlying Funds. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Funds’ Investment Objectives, Strategies and Investment Risks” and the “Investment Glossary” in the Prospectus, any of which could cause the Fund’s return, the price of the Fund’s shares or the Fund’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Fund from reaching its objective, which are not described here.
Active Trading Risk. The Underlying Funds may actively trade, which is associated with high portfolio turnover rates and which may result in higher transaction costs to the Underlying Funds. High portfolio turnover rates of the Underlying Funds can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Affiliated Fund Risk. The subadviser is subject to conflicts of interest in the selection and allocation of the Fund’s assets among Underlying Funds. The subadviser serves as subadviser to certain Underlying Funds in which
VALIC Company I

Moderate Allocation Lifestyle Fund (formerly, Moderate Growth
Lifestyle Fund)
the Fund may invest. The subadviser will receive more revenue when it selects an Underlying Fund it subadvises for inclusion in the Fund’s portfolio.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. An Underlying Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.
Credit Risk. The Fund may suffer losses if the issuer of a fixed-income security owned by an Underlying Fund is unable to make interest or principal payments.
Equity Securities Risk. The Underlying Funds may invest in equity securities, which are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Foreign Investment Risk. The Underlying Funds may invest in foreign securities. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Interest Rate Risk. The Underlying Funds may invest in fixed-income securities. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Fund-of-Funds Risk. The costs of investing in the Fund, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Funds Risk. The risks of the Fund owning the Underlying Funds generally reflect the risks of owning the underlying securities held by the Underlying Funds. Disruptions in the markets for the securities held by the Underlying Funds could result in losses on the Fund’s investment in such securities. The Underlying Funds also have fees that increase their costs versus owning the underlying securities directly. For example, the Fund indirectly pays a portion of the expenses (including management fees and operating expenses) incurred by the Underlying Funds.
Large-Cap Companies Risk. The Underlying Funds may invest in large-cap companies. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Junk Bond Risk. The Underlying Funds may invest in high yielding, high risk fixed-income securities (often referred to as “junk bonds”), which typically involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.
VALIC Company I

Moderate Allocation Lifestyle Fund (formerly, Moderate Growth
Lifestyle Fund)
Market Risk. The share price of the Underlying Funds and, as a result, the share price of the Fund can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Asset Allocation Risk. The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. The Fund is subject to the risk that the selection of the Underlying Funds and the allocation and reallocation of the Fund’s assets among the various asset classes and market sectors may not produce the desired result.
Mid-Cap Company Risk. The Underlying Funds may invest in mid-cap companies. Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. The Underlying Funds may invest in small-cap companies. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before an Underlying Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Underlying Fund Securities Lending Risk. Certain Underlying Funds may lend portfolio securities to generate additional income. Engaging in securities lending could increase the market and credit risk for an Underlying Fund’s investments. An Underlying Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. An Underlying Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects such Underlying Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or an Underlying Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Underlying Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to an Underlying Fund on a timely basis and the Underlying Fund may therefore lose the opportunity to sell the securities at a desirable price. If an Underlying Fund in which the Fund invests incurs losses as a result of its securities lending activities, the value of the Underlying Fund may decrease, which will have an adverse effect on the Fund.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the Moderate Allocation Lifestyle Fund (the “Predecessor Fund”), a series of VALIC Company II. The Fund adopted the performance of the Predecessor Fund and returns presented for the Fund prior to that date reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies and had the same portfolio management team as of the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index.  The blended index is comprised of  41% Russell 3000® Index, 14% MSCI EAFE Index (net) and 45% Bloomberg U.S. Aggregate Bond Index (the “Mod Alloc Lifestyle Blended Index”).  The Mod Alloc Lifestyle Blended Index is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than
VALIC Company I

Moderate Allocation Lifestyle Fund (formerly, Moderate Growth
Lifestyle Fund)
those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
J.P. Morgan Investment Management Inc. (“JPMIM”) assumed subadvisory responsibility for the Fund effective September 28, 2022. Prior to that, PineBridge Investments LLC served as subadviser to the Fund and to the Predecessor Fund.

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	12.93%
Lowest Quarterly Return:	March 31, 2020	-15.61%
Year to Date Most Recent Quarter:	June 30, 2025	6.72%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	10.82%	6.64%	6.56%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Mod Alloc Lifestyle Blended Index	10.50%	6.36%	6.66%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by JPMIM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Gary Herbert, CFA, MBA Managing Director, U.S. Head of GTAA and Portfolio Manager	2022
Morgan Moriarty, CFA Executive Director, Portfolio Manager	2022
Navdeep S. Saini Vice President, Portfolio Manager	2022
Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.
The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract contains additional information about purchases and redemptions of the Funds’ shares.
Tax Information

A Fund will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
VALIC Company I

Moderate Allocation Lifestyle Fund (formerly, Moderate Growth
Lifestyle Fund)
Payments to Broker-Dealers and
Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.
VALIC Company I

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